10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Municipal Bond Fund
Security
Puerto Rico Electric Power Auth Pwr SER TT
Advisor
EIMCO
Transaction
 Date
5/3/07
Cost
"$2,000,000"
Offering Purchase
0.09%
Broker
JP Morgan
Underwriting
Syndicate Members
UBS Investment Bank
"Wachovia Bank, N.A. "
Banc of America Securities LLC
BBVAPR MSD


Fund
Municipal Bond Fund
Security
North Carolina Housing Finance Agency
Advisor
EIMCO
Transaction
 Date
5/11/07
Cost
"$1,000,000"
Offering Purchase
1.50%
Broker
UBS Investment Bank
Underwriting
Syndicate Members
Banc of America Securities LLC
BB&T Capital Markets
Citigroup
Wachovia Securities


Fund
Municipal Bond Fund
Security
"Parish of St. John the Baptist, State of Louisiana Revenue Bond"
"Marathon Oil Corporation Projection, Series 2007A"
Advisor
EIMCO
Transaction
 Date
6/19/07
Cost
"$2,500,000"
Offering Purchase
0.25%
Broker
LaSalle Financial
Underwriting
Syndicate Members
"Citigroup Global Markets, Inc."
Comerica Securities
"Deutsche Bank Securities, Inc."
"Wachovia Bank, N.A."


Fund
Municipal Bond Fund
Security
Puerto Rico Sales Tax Financing Corporation
"Sales Tax Revenue Bonds, Series 2007A"
Advisor
EIMCO
Transaction
 Date
7/13/07
Cost
"$5,000,000"
Offering Purchase
1.87%
Broker
"Goldma, Sachs &Co."
Underwriting
Syndicate Members
Lehman Brothers
A.G. Edwards
"Banc of America Securities, LLC"
"Wachovia Bank, N.A."


Fund
Municipal Bond Fund
Security
Charlotte-Mecklenburg Hospital Authority Series 2007A
Advisor
EIMCO
Transaction
 Date
8/10/07
Cost
"$5,235,000"
Offering Purchase
2.46%
Broker
Banc of America
Underwriting
Syndicate Members
Citigroup
Wachovia Bank


Fund
Municipal Bond Fund
Security
New York State Thruway Authority
General Revenue Bonds Series H
Advisor
EIMCO
Transaction
 Date
10/3/07
Cost
"$5,000,000"
Offering Purchase
0.49%
Broker
Citigroup Global Mkts
Underwriting
Syndicate Members
J.P. Morgan Securities Inc.
Raymond James & Associates
UBS Securities
"Wachovia Bank, N.A."


Fund
Municipal Bond Fund
Security
Buckeye Tobacco Settlement Financing Authority
Tobacco Settlement Asset-Backed Bonds Series 2007
Advisor
EIMCO
Transaction
 Date
10/24/07
Cost
"$27,500"
Offering Purchase
0.50%
Broker
Banc of America Secs
Underwriting
Syndicate Members
UBS Securities
Lehman Brothers
RBC Capital Markets
"A.G. Edwards, Inc. "